Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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In re:	:
	:	Chapter 11 Case No.
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DELTA AIR LINES, INC., et al.,	:	05-17923 (PCB)
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	:	(Jointly Administered)
Debtors.	:
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ORDER ESTABLISHING NOTIFICATION PROCEDURES AND APPROVING
RESTRICTIONS ON CERTAIN TRANSFERS OF CLAIMS AGAINST AND
 INTERESTS IN THE DEBTORS’ ESTATES

     Upon consideration of the motion (the “Motion”)1 dated September 14, 2005 of Delta Air Lines, Inc. and those of its subsidiaries that are debtors and debtors in possession in these proceedings (collectively, the “Debtors”),2 for entry of an order pursuant to sections 362 and 541 of the Bankruptcy Code to establish restrictions and procedures for certain trading activity in claims against and equity interests in the Debtors, establishing notification procedures and approving restrictions on certain transfers of claims against and interests in the Debtors’ estates, all as more fully described in the Motion; and upon consideration of the Declaration of Edward H. Bastian in support of the Motion, dated as of September 14, 2005; and upon consideration of the Notice of Presentment dated November 18, 2005 of a form of Order Establishing

     1 Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Motion. All section references are to the sections of the third decretal paragraph of this Order, unless otherwise indicated.

     2 The Debtors are the following entities: ASA Holdings, Inc.; Comair Holdings, LLC; Comair, Inc.; Comair Services, Inc.; Crown Rooms, Inc.; DAL Aircraft Trading, Inc.; DAL Global Services, LLC; DAL Moscow, Inc.; Delta AirElite Business Jets, Inc.; Delta Air Lines, Inc.; Delta Benefits Management, Inc.; Delta Connection Academy, Inc.; Delta Corporate Identity, Inc.; Delta Loyalty Management Services, LLC; Delta Technology, LLC; Delta Ventures III, LLC; Epsilon Trading, Inc.; Kappa Capital Management, Inc.; and Song, LLC.

Notification Procedures and Approving Restrictions on Certain Transfers of Claims Against and Interests in the Debtors’ Estates (the “Notice of Presentment”), differing from the interim order dated September 16, 2005 granting the relief sought in the Motion (the “Interim Trading Order”), and the Court having subject matter jurisdiction to consider the Motion and the Notice of Presentment and the relief requested therein pursuant to 28 U.S.C. § 1334 and the Standing Order of Referral of Cases to Bankruptcy Court Judges of the District Court for the Southern District of New York, dated July 10, 1984 (Ward, Acting C.J.); and consideration of the Motion and the Notice of Presentment and the requested relief being a core proceeding the Bankruptcy Court can determine pursuant to 28 U.S.C. § 157(b)(2); and venue being proper before the Court pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion and the Notice of Presentment having been provided in accordance with this Court’s Order Approving CaseManagement and Administrative Procedures entered on October 6, 2005 (the “Case Management Order”), and it appearing that no other or further notice need be provided; and the Court having reviewed the Motion and having held a hearing with appearances of parties in interest noted in the transcript thereof (the “Hearing”); and the Court having determined that the legal and factual bases set forth in the Motion and at the Hearing and in the Notice of Presentment establish just cause for the relief granted herein; and the Court having determined that granting the relief sought in the Notice of Presentment on a final basis pursuant to this order is in the best interest of the Debtors and their estates and all creditors; and upon all the proceedings had before the Court and after due deliberation and sufficient cause appearing therefor, it is

     FOUND that the Debtors’ consolidated net operating loss (“NOL”) carryforwards and tax credit carryforwards are property of the Debtors’ estates and are protected by the automatic stay prescribed in section 362 of the Bankruptcy Code; and it is further

     FOUND that unrestricted trading in claims against and equity interests in the Debtors before the Debtors’ emergence from chapter 11 could severely limit the Debtors’ability, in connection with their eventual emergence from bankruptcy, to utilize their NOL carryforwards and certain other tax attributes for U.S. federal income tax purposes, pursuant to the rules under section 382 of the Internal Revenue Code; and it is further

     FOUND that the trading procedures and restrictions set forth herein are necessary and proper in order to preserve such NOL carryovers and other tax attributes and are therefore in the best interests of the Debtors, their estates, and their creditors; and it is further

     FOUND that the relief requested in the Motion is authorized under sections 362 and 541 of the Bankruptcy Code.

     THEREFORE, IT IS:

     ORDERED that the Motion is granted on a final basis retroactively to the effective date of the Interim Trading Order; and it is further

     ORDERED that the Interim Trading Order is hereby revoked, and to the extent the Interim Trading Order is inconsistent with the provisions of this Order, such revocation is hereby made on a retroactive basis. There shall be no sanction for any violation of the Interim Trading Order that would not have been a violation of this Order; and it is further

     ORDERED that effective as of the Petition Date the following procedures and restrictions are imposed and approved:

     1. Notice of Substantial Equityholder Status. This order does not extend the time for serving on the Debtors and their counsel a Notice of Substantial Beneficial Ownership of Stock as required by the Interim Trading Order. Any Entity that is currently a Substantial Equityholder should have already served such a notice on the Debtors and their counsel. Failure to comply with this obligation may result in the imposition of sanctions. Attached hereto as Exhibit A-1 is a form for filing a Substantial Equityholder Notice. No Entity may become a Substantial Equityholder without following the procedures set forth in section 2 of this Order.

     2. Restrictions and Procedures for Trading in Stock. Any Entity that, after the Effective Time,

(i)	is not a Substantial Equityholder and wishes to purchase or otherwise acquire Tax Ownership of an amount of Stock that would cause the Entity to become a Substantial Equityholder;

(ii)	is a Substantial Equityholder and wishes to purchase or otherwise acquire Tax Ownership of any additional Stock; or

(iii)	is a Substantial Equityholder and wishes to sell or otherwise dispose of Tax Ownership of any Stock,

must, prior to the consummation of any such transaction, file with the Court (at the holder’s election, in a redacted form that does not include such holder’s taxpayer identification number and the aggregate principal amount of Stock that such holder beneficially owns), and serve on the Debtors, their counsel and counsel for the Creditors’ Committee, an unredacted notice in the form attached hereto as Exhibit A-2, in the case of a proposed acquisition of Stock, or Exhibit A-3, in the case of a proposed disposition of Stock (either such notice, a “Proposed Stock Transaction Notice”); provided, however, that a Proposed Stock Transaction Notice shall not be required with respect to a distribution of Stock from the Delta Family-Care Savings Plan to beneficiaries under the Plan. The Debtors shall consult with counsel for the Creditors’ Committee prior to responding to any Proposed Stock Transaction Notice. If written approval of the proposed transaction is filed with the Court by the Debtors within fifteen (15) calendar days following the receipt of a Proposed Stock Transaction Notice, then the transaction may proceed. If written approval of the proposed transaction is not filed by the Debtors with the Court within such period, then the transaction may not be consummated unless approved by a final and nonappealable order of the Court. Further transactions within the scope of this Section 2 must be the subject of additional notices as set forth herein with additional waiting periods.

     3. Restrictions and Procedures for Trading in Covered Claims. (a) Any Entity that, after the Effective Time,

(i)	is not a Substantial Claimholder and purchases or otherwise acquires Tax Ownership of an amount of Covered Claims that causes the Entity to become a Substantial Claimholder; or

(ii)	is a Substantial Claimholder and purchases or otherwise acquires Tax Ownership of any additional Covered Claims,

will have an obligation, in the event that the Court issues a Sell Down Order at the request of the Debtors pursuant to Section 4, to sell or otherwise transfer Tax Ownership of an aggregate amount of Covered Claims sufficient to prevent such Entity from having Tax Ownership of an amount of the reorganized Debtors’ stock as a result of the implementation of the 382(l)(5) Plan that exceeds the greater of (a) the Applicable Percentage or (b) the percentage specified in the Sell Down Notice applicable to such Entity pursuant to Section 4; provided, however, that such Entity shall not be required to make any sale or other transfer of Tax Ownership of Covered Claims that would result in such Entity having Tax Ownership of an aggregate amount of Covered Claims that is less than either (x) the Threshold Amount, as revised from time to time; or (y) such Entity’s Protected Amount.

     (b) Any Entity that participates in formulating any Chapter 11 plan of reorganization of or on behalf of the Debtors (which shall include, without limitation, making any suggestions or proposals to the Debtors or their advisers with regard to such a plan), shall not do so in a manner that makes evident to the Debtors that any Covered Claims of which such Entity has Tax Ownership are Newly Traded Covered Claims (the “Participation Restriction”). For this purpose, the Debtors acknowledge and agree that the following activities shall not without more constitute a violation of the Participation Restriction: filing an objection to a proposed disclosure statement or to confirmation of a proposed plan of reorganization, voting to accept or reject a proposed plan of reorganization, reviewing or commenting on a proposed business plan, membership on a Creditors’ Committee or an ad hoc Committee, providing information to the Debtors’ counsel on a confidential basis, or taking any action required by this Order. Any Entity found by the Court to have violated the Participation Restriction willfully shall be required to dispose of Newly Traded Covered Claims of which such Entity has Tax Ownership (subject to the Equity Forfeiture Provision described in Section 6) to the extent necessary to protect the Debtors’ ability to effect successful implementation of the 382(l)(5) Plan. For the avoidance of doubt, (i) such Entity shall not be permitted to retain

Tax Ownership of any Newly Traded Covered Claims if a Sell Down Order has been or is subsequently issued pursuant to Section 4(c), and (ii) if a Claims Trading Notice Order has been issued pursuant to Section 4(e), such Entity shall only be permitted to retain Tax Ownership of Newly Traded Covered Claims to the extent that such retention would not impair the reasonable “cushions” referred to in Section 4(c). Prior to taking any action to enforce the foregoing two sentences, the Debtors shall consult with counsel for the Creditors’ Committee.

     (c) Any Entity that for the first time enters into a transaction described in subsections (a)(i) or (a)(ii) of this Section 3 shall, no later than fifteen (15) calendar days following the transaction, serve on counsel for the Creditors’ Committee a notice in the form attached hereto as Exhibit B-1 (a “Notice of Consent” and such Entity a “Consenting Claimholder”); provided, however, that if the transaction occurs after the Debtors have filed a Reporting Notice with the Court pursuant to Section 4(a), the Consenting Claimholder shall serve the Notice of Consent on the Debtors, their counsel, and counsel for the Creditors’ Committee no later than five (5) calendar days following the transaction. An Entity may file a Notice of Consent at any time prior to entering into any transaction described in subsections (a)(i) or (a)(ii). Any Entity that does not wish to file a Notice of Consent may not enter into a transaction described in subsections (a)(i) or (a)(ii). For the avoidance of doubt, an Entity shall be required to file only one Notice of Consent.

     4. Sell Down Procedures.

          (a) Reporting of Substantial Claimholder Status. In order to assess the feasibility of implementing a 382(l)(5) Plan and the need for petitioning the Court for a

Sell Down Order (as defined below), the Debtors, after consultation with and provision of such information as is reasonably requested by counsel for the Creditors’ Committee, may file with the Court and further publish and serve in the manner specified in Section 8 a notice (the “Reporting Notice”) requiring each Substantial Claimholder, within 30 calendar days of the Debtors’ filing of the Reporting Notice with the Court, to serve on the Debtors, their counsel and counsel for the Creditors’ Committee, a notice in the form attached hereto as Exhibit B-2 (a “Substantial Claimholder Notice”). An Entity that is uncertain whether or not it is a Substantial Claimholder may serve a Substantial Claimholder Notice in the manner described above order to preserve its rights under this Order. An Entity serving a Substantial Claimholder Notice in the manner described above shall not be required to file the Substantial Claimholder Notice with the Court. For the avoidance of doubt, the Debtors will not be precluded from filing more than one Reporting Notice pursuant to this subsection (a).

          As soon as practicable, and in any event not more than five (5) calendar days, following the filing of the Reporting Notice with the Court, counsel for the Creditors’ Committee shall (i) send a copy of the Reporting Notice by facsimile or electronic mail to each Entity that has theretofore served it with a Notice of Consent pursuant to Section 3(c) and (ii) provide to Debtors and thir counsel copies of all such Notices of Consent.

     (b) Petition for Sell Down Order and Notification Procedures. After filing a 382(l)(5) Plan and Disclosure Statement with respect thereto with the Court, but no later than the expiration of the 75-day period beginning with the date on which the Debtors file a Reporting Notice with the Court, the Debtors may, in consultation with counsel for the

Creditors’ Committee, file a motion with the Court for the issuance of an order (the “Sell Down Order”) that (i) authorizes the Debtors to issue Sell Down Notices to each Entity that has timely filed a Substantial Claimholder Notice showing Tax Ownership of Covered Claims that, pursuant to the terms of the 382(l)(5) Plan (and prior to giving effect to the Sell Down Order), would entitle such Entity to acquire Tax Ownership of more than the Applicable Percentage of the equity of the reorganized Debtors (a “Potentially Substantial New Equityholder”) and (ii) provides that any Entity other than a Potentially Substantial New Equityholder shall not be entitled to acquire Tax Ownership of more than the Applicable Percentage of the equity of the reorganized Debtors (or consideration in lieu thereof) if the 382(l)(5) Plan is consummated. The motion for a Sell Down Order shall be published and served in the manner described in Section 8. Each Potentially Substantial New Equityholder shall be served with a copy of the motion and the Sell Down Notice applicable to such Entity. In addition, the motion shall be served (without duplication) on each Entity that has theretofore filed a Notice of Consent. For the avoidance of doubt, the Debtors will not be precluded from filing morethan one motion for the issuance of a Sell Down Order pursuant to this subsection (b).

     Each Sell Down Notice shall indicate (i) the Debtors’ calculation of the percentage of the equity of the reorganized Debtors of which the Potentially Substantial New Equityholder would otherwise acquire Tax Ownership under the terms of the 382(l)(5) Plan, based on the Substantial Claimholder Notice filed by such person (such person’s “Preliminary Percentage”), and (ii) the percentage of equity of the reorganizedDebtors of which such person will be permitted to acquire Tax Ownership under the 382(l)(5) Plan, based on a proportionate reduction to the Preliminary Percentage of each Potentially Substantial New Equityholder (except to the extent that the Debtors determine that such a reduction would result in the requirement that a Potentially Substantial New Equityholder sell or otherwise transfer Covered Claims that are not Newly Traded Covered Claims). For instance, if Potentially Substantial New Equityholders are required to reduce their Preliminary Percentage by 20%, a Potentially Substantial New Equityholder whose Preliminary Percentage was 15% generally would be required to sell Covered Claims such that the Substantial Equityholder would be entitled to receive no more than 12% of the equity of the reorganized Debtors under the 382(l)(5) Plan. If a Potentially Substantial New Equityholder holds more than one category of Covered Claims, the category or categories of Covered Claims to be sold in order to comply with the Proposed Sell Down Notice will be left to the discretion of the Potentially Substantial New Equityholder.

     (c) Procedures for Objection to a Sell Down Notice. A Potentially Substantial New Equityholder in receipt of a Sell Down Notice will be permitted to object on any one or more of the following grounds: (i) the Sell Down Notice applicable to it contains a mathematical error, (ii) compliance with the Sell Down Notice applicable to it would require the Potentially Substantial New Equityholder to reduce its Tax Ownership of Covered Claims below its Protected Amount or would require it to transfer Tax Ownership of Covered Claims that are not Newly Traded Covered Claims, and (iii) the Debtors’ decision to protect the ability to implement a plan utilizing section 382(l)(5) of the Internal Revenue Code through the issuance of the Sell Down Notices is not a reasonable exercise of the Debtors’ business judgment. If an objection described in clause (i) or (ii) is filed, the Debtors will be permitted to serve new Sell Down Notices if they determine this to be advisable. If an objection described in clause (iii) is raised by a

Potentially Substantial New Equityholder or by the Creditors’ Committee, the Debtors will be required to present to the Court evidence regarding

(1)	the reasonably expected range of tax attributes available to be carried over under the 382(l)(5) Plan to reduce the future U.S. federal income tax liabilities of the Debtors, taking into account, among other things, anticipated reductions in tax attributes under section 108(b) of the Internal Revenue Code that will occur as a result of the implementation of the 382(l)(5) Plan and anticipated deductions arising from payments made under the 382(l)(5) Plan;

(2)	the basis for Debtors’ belief that the reduction in holdings required by the Sell Down Order (and implemented by the Sell Down Notices) are reasonably necessary and appropriate to ensure that the ownership requirements of section 382(l)(5) of the Internal Revenue Code will be satisfied in connection with the 382(l)(5) Plan; and

(3)	the basis for the Debtors’ belief that there is a reasonable possibility that utilization of section 382(l)(5) of the Internal Revenue Code will be more beneficial to the Debtors and their estates than utilizing section 382(l)(6) of the Internal Revenue Code.

     In evaluating the evidence presented by the Debtors with respect to the appropriateness of the reductions in holdings required by the Sell Down Order, substantial deference will be given to the Debtors’ determination that reasonable “cushions” are appropriate in making determinations regarding satisfaction of the ownership requirements of section 382(l)(5) of the Internal Revenue Code. For instance, in order reasonably to ensure that a particular Substantial Claimholder will acquire Tax Ownership of less than 5% of the equity of the reorganized Debtors under the terms of the 382(l)(5) Plan, an Applicable Percentage of 4.75% will be presumed reasonable if the 382(l)(5) Plan provides for the issuance of only one class of equity of the reorganized Debtors, and substantial deference will be given to the Debtors’ determinations regarding the Applicable Percentage if the 382(l)(5) Plan contemplates the issuance of more than one class of equity of the reorganized Debtors. In addition, in order reasonably to ensure that more than 50% of the equity of the reorganized Debtors will be held by holders of “pre-change” equity interests or “qualified creditors” in respect of their holdings of “pre- change” equity interests or “qualified indebtedness” (within the meaning of Treasury Regulations section 1.382 -9(d)), it will be presumed reasonable if the Sell Down Notices are intended to ensure that 55% of the equity of the reorganized Debtors would be expected to be held by a combination of (i) holders with Tax Ownership of less than the Applicable Percentage of such equity and (ii) holders whose receipt of such equity is clearly in respect of “qualified claims” or “pre-change” equity interests.

     In evaluating the evidence presented by the Debtors with respect to the relative benefits of utilization of section 382(l)(5) of the Internal Revenue Code, the Debtors’ determination will be upheld unless the objecting Potentially Substantial New Equityholder or the Creditors’ Committee establishes that there is not a reasonable possibility that utilization of section 382(l)(5) of the Internal Revenue Code will be more beneficial than utilization of the benefits of section 382(l)(6) of the Internal Revenue Code.

      Unless the Court determines otherwise for good cause shown, a Sell Down Order and the related Sell Down Notices will remain effective notwithstanding amendments to the 382(l)(5) Plan; provided, however, that if the Debtors withdraw the 382(l)(5) Plan, the Sell Down Notices will have no further effect.

      (d) Procedures for Implementing a Sell Down Order. Each transfer of Covered Claims required by a final Sell Down Notice shall occur prior to the later of (i) the date that is ten (10) calendar days after the date of confirmation of the 382(l)(5) Plan, (ii) the date that is thirty (30) calendar days after receipt of the Sell Down Notice and (iii) the date specified in all of the Sell Down Notices.

      Once a Potentially Substantial New Equityholder has transferred its Covered Claims in accordance with the preceding paragraph, such Entity (i) shall, by the earlier of (A) the date that is five (5) calendar days following the latest date for completing such transfer in accordance with the preceding paragraph and (B) the later of such latest date and the date that is fifteen (15) calendar days prior to the scheduled effective date of the 382(l)(5) Plan, serve on the Debtors, their counsel and counsel for the Creditors’ Committee a notice in the form attached hereto as Exhibit B-3 (a “Notice of CompletedSell Down”) and (ii) under no circumstances shall acquire additional Covered Claims in amanner that would increase the amount of the reorganized Debtors’ equity to which such Entity would be entitled pursuant the implementation of the 382(l)(5) Plan above the percentage specified in the Sell Down Notice applicable to such Entity.

      An Entity that would otherwise be prohibited by the Sell Down Order from acquiring a Covered Claim but is permitted to do so pursuant to the fourth and fifth decretal paragraphs of this Order (relating to property described in Section 1110 of the Bankruptcy Code) shall, within the later of (i) the date for complying with a Sell Down Notice, (ii) the date fifteen (15) days prior to the scheduled effective date of the 382(l)(5) Plan and (iii) the date such acquisition is completed, divest itself of Tax Ownership of an amount of Covered Claims such that, following the divestiture, the Entity would not be entitled to acquire Tax Ownership of an amount of equity of the reorganized Debtors pursuant to the implementation of the 382(l)(5) Plan in excess of the amount specified on the Sell Down Notice applicable to such Entity (or, if there is none, the Applicable Percentage). An Entity may object to the requirement of the preceding sentence on the grounds that compliance would result in such Entity’s having Tax Ownership of an amount of Covered Claims that is less than its Protected Amount. Notice of such an objection must be served on the Debtors, their counsel and counsel for the Creditors’ Committee no later than the business day following the date on which such Entity becomes aware of the grounds for such objection, and in any event no later than the date on which the divestiture would be required. Upon receipt of such an objection, the Debtors may, following consultation with counsel for the Creditors’ Committee, recirculate revised Sell Down Notices if they consider it advisable to do so.

      (e) Procedure if no Sell Down Notices are Required. If the Debtors determine, based on the Substantial Claimholder Notices filed in response to the Reporting Notice, that no Sell Down Notices appear necessary in order to implement the 382(l)(5) Plan, the Debtors may move the Court for an order requiring advance notice of certain acquisitions of Covered Claims (the “Claims Trading Notice Order”). Under the Claims Trading Notice Order,

(i) any Potentially Substantial New Equityholder proposing to acquire Covered Claims in a transaction following which such Entity would have Tax Ownership of Covered Claims that, pursuant to the terms of the 382(l)(5) Plan, would entitle such Entity to receive equity of the reorganized Debtors in excess of the amount of equity to which such Entity would have been entitled based on the holdings reported on such Entity’s Substantial Claimholder Notice, and

(ii) any Entity that would become a Potentially Substantial New Equityholder by virtue of a proposed acquisition of Covered Claims will be required, prior to the consummation of any such transaction, to serve on the Debtors, their counsel and counsel for the Creditors’ Committee, a notice in the form attached hereto as Exhibit B-4 (a “Proposed Covered Claim Transaction Notice”).The same procedures applicable to a Proposed Stock Transaction Notice will apply with respect to a Proposed Covered Claim Transaction Notice. If the Debtors do not give written consent to the proposed transaction and the Entity that has delivered the Proposed Covered Claim Transaction Notice requests a hearing, the procedures and standards of proof described in subsection (c) of this Section 4 will apply.

     In addition, the Claims Trading Notice Order will require any Entity that has acquired Tax Ownership of Covered Claims as to which a motion would have been required under the preceding paragraph, but for the fact that such acquisition occurred prior to the entry of the Claims Trading Notice Order, to serve notice of such fact on the Debtors, their counsel and counsel for the Creditors’ Committee within fifteen (15) calendar days of the entry of the Claims Trading Notice Order. If the Debtors determine that the retention by such Entity of such Covered Claims could jeopardize the implementation of the 382(l)(5) Plan, they will serve a Sell Down Notice on such Entity, in which case the procedures and standards of proof described in subsection (c) of this Section 4 will apply. The provisions of this paragraph will also apply to an Entity that is exempted by the fourth and fifth decretal paragraphs of this Order (relating to property described in Section 1110 of the Bankruptcy Code) from giving the advance notice otherwise required by the preceding paragraph of this subsection 4(e) with respect to an acquisition of Covered Claims. In such a case, notice of the acquisition must be served on the Debtors, their counsel and counsel for the Creditors’ Committee within the earlier of (i) the date that is fifteen (15) calendar days after the date of such acquisition and (ii) the later of the date of such acquisition and the date that is fifteen (15) calendar days prior to the scheduled effective date of such 382(l)(5) Plan.

     5. Confidentiality.

     The Debtors, their counsel and counsel for the Creditors’ Committee shall keep all information provided in Notices delivered pursuant to this Order strictly confidential and shall not disclose the contents thereof to any person (including any member of any Creditors’ Committee), except (i) to the extent necessary to respond to a petition or objection filed with the Court, (ii) to the extent otherwise required by law, or (iii) to the extent that the information contained therein is already public; provided, however, that the Debtors may disclose the contents thereof to their professional financial advisers and, upon the request of the Equity Committee, if any, shall disclose information relating to any proposed Stock transaction (but not information relating to any proposed transaction relating to Covered Claims) to the counsel and professional financial advisers of theEquity Committee, who shall keep all such notices strictly confidential and shall not disclose the contents thereof to any other person, including any member of the Equity Committee, subject to further Court order. To the extent confidential information is necessary to respond to a petition or objection filed with the Court, such confidential information shall be filed under seal or in redacted form. For the avoidance of doubt, the foregoing provisions shall not preclude the Debtors from including in their unredacted, unsealed filings with the Court summary information regarding the amount of equity of the reorganized Debtors that Potentially Substantial New Equityholders (not identified by name or otherwise) would be expected to receive under the terms of the 382(l)(5) Plan before and after the implementation of the Sell Down Order.

     6. Sanctions for Noncompliance.

     (a) Noncompliance Relating to Stock. Acquisitions and dispositions of Tax Ownership of Stock in violation of the restrictions and procedures set forth in Section 2 shall be void ab initio, and the sanction for violating Section 2 shall be reversal of the noncompliant transaction or such other (or additional) measures as the Court may consider appropriate.

     (b) Noncompliance Relating to a Sell Down Notice or a Claims Trading Notice Order. In the event that any Entity fails to comply with a final Sell Down Notice applicable to it, such Entity shall not be entitled to acquire Tax Ownership of any equity of the reorganized Debtors (or consideration in lieu thereof) in connection with the implementation of the 382(l)(5) Plan in excess of the percent specified on such Sell Down Notice. Any Entity that did not file a Substantial Claimholder Notice shall not be entitled to acquire Tax Ownership of any equity of the reorganized Debtors (or consideration in lieu thereof) in excess of the Applicable Percentage in connection with the implementation of the 382(l)(5) Plan. Any Entity that acquires Covered Claims in violation of a Sell Down Order or a Claims Trading Notice Order shall not be entitled to acquire Tax Ownership of any equity of the reorganized Debtors (or consideration in lieu thereof) in connection with the implementation of the 382(l)(5) Plan in excess of the percentage of equity to which such Entity would have been entitled had it not acquired such Covered Claims. The foregoing sanctions (the “Equity Forfeiture Provisions”) shall be effective without any further order of the Court. Any purported acquisition of Tax Ownership of stock of the reorganized Debtors pursuant to the implementation of the 382(l)(5) Plan that is precluded by the Equity Forfeiture Provisions (such stock the

“Forfeited Equity”) shall be void ab initio. Any Entity that receives Forfeited Equity shall, immediately upon becoming aware of such fact, return the Forfeited Equity to the Debtors or, if all of the shares properly issued to such Entity and all or any portion of such Forfeited Equity have been sold prior to the time such Entity becomes aware of such fact, such Entity shall return to the Debtors (i) any Forfeited Equity still held by such Entity and (ii) the proceeds attributable to the sale of Forfeited Equity, calculated by treating the most recently sold shares as Forfeited Equity. Any Entity that receives Forfeited Equity and deliberately fails to comply with the preceding sentence shall be subject to such additional sanctions as the Court may determine. In no event, however, shall an acquisition or disposition of Tax Ownership of Covered Claims be rendered void or unenforceable by reason of this Order.

     7. Discretionary Waiver by Debtors. The Debtors, with the consent of the Creditors’ Committee and Equity Committee (if any) or pursuant to an order of the Court, may waive any sanctions, remedies or notification procedures imposed by this Order, provided, however, that any such waiver shall be filed with the Court and provided further that the Debtors shall seek the consent of the Equity Committee(s) only with respect to matters relating to trading in Stock.

     8. Notice of this Order. Within five (5) business days of the entry of this Order, the Debtors shall (i) submit a notice of the entry of this Order (substantially in the form attached hereto as Exhibit C) for publication on the Bloomberg newswire service and the Depository Trust Company Legal Notice System (also known as LENS); (ii) post such notice together with a copy of this Order on the Case Information Website, as described in the Case Management Order, for posting of documents in the Debtors’ cases;

(iii) serve a notice of the entry of this Order on (1) the Office of the United States Trustee for the Southern District of New York; (2) all indenture trustees for the Covered Claims; (3) counsel for the Creditors’ Committee; (4) any identified Substantial Equityholders and Substantial Claimholders; and (5) the Internal Revenue Service. Upon receipt of such notice, counsel for the Creditors’ Committee shall send such notice to their respective committee members, and, if requested by the Debtors, any indenture trustees shall send such notice to all holders of the Covered Claims of more than $75 million registered with such indenture trustee or transfer agent; provided that, if any indenture trustee provides the Debtors with the name and addresses of all holders of the Covered Claims of more than $75 million registered with such indenture trustee, the Debtors shall deliver such notice to such holders at the Debtors’ expense; and provided further that, neither any indenture trustee nor the Debtors shall be required to serve such notice on the Depositary Trust Company.

     9. Continued Compliance with Other Applicable Laws and Rules. The requirements set forth in this Order are in addition to the requirements of Bankruptcy Rule 3001(e) and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

     10. Special Rules. An Entity acquiring or disposing of Tax Ownership of Stock or Covered Claims in the capacity of Agent of another Entity shall not be treated as a Substantial Equityholder or Substantial Claimholder solely to the extent acting in the capacity of Agent, and shall not have an affirmative duty to inquire whether the account, customer, investment fund, principal, trust, or beneficiary is subject to any restrictions or requirements under this Order; provided, however, that the account, customer, fund, principal, trust, or beneficiary shall not be excluded from this Order by reason of this subparagraph. Specifically and for the avoidance of doubt, the trustee of any trust, any indenture trustee, owner trustee, pass-through trustee, subordination agent, registrar, paying agent or transfer agent, in each case for any ownership interests, bonds, debentures, pass-through certificates (whether offered publicly or privately, “PTCs”), equipment trust certificates (whether offered publicly or privately, “ETCs”), enhanced equipment trust certificates (whether offered publicly or privately, “EETCs”), enhanced pass-through trust certificates, property or other debt securities (collectively, “Debt Securities”) (i) issued by any of the Debtors, (ii) issued by any governmental or quasi-governmental authority for the benefit of any of the Debtors, (iii) secured by assets of any of the Debtors or agreements with respect to such assets or (iv) secured by assets leased to any of the Debtors (any such person, an “Indenture Trustee”), shall not be treated as a “Substantial Claimholder” solely to the extent acting in the capacity described above; provided, however, that neither any transferee of Claims nor any Entity for whom an Indenture Trustee acts shall be excluded solely by reason of this provision.

     11. Definitions. For purposes of this Order, the following definitions shall apply:

     “382(l)(5) Plan” means a plan of reorganization for the Debtors under chapter 11 of the Bankruptcy Code pursuant to which there is a reasonable possibility that section 382(l)(5) of the Internal Revenue Code will be utilized and which provides that transfers of Tax Ownership of the reorganized Debtors’ equity will be subject to reasonable restrictions for not less than two years after the reorganization.

     “Agent” means a broker, account manager, agent, custodian, nominee, prime broker, clearinghouse, or trustee (including an Indenture Trustee but not including a trustee qualified under section 401(a) of the Internal Revenue Code).

      “Applicable Percentage” means, if only one class of common equity of the reorganized Debtors is to be issued pursuant to the terms of a 382(l)(5) Plan, 4.75% of the number of such shares that the Debtors reasonably estimate will be issued at the effective time of such 382(l)(5) Plan. If more than one class of equity of the reorganized Debtors is to be distributed pursuant to the terms of a 382(l)(5) Plan, the Applicable Percentage shall be determined by the Debtors in their reasonable judgment in a manner consistent with the estimated range of values for the equity to be distributed reflected in the valuation analysis set forth in the Disclosure Statement, and shall be expressed in a manner that makes clear how many shares of common equity would constitute the Applicable Percentage.

     “Bankruptcy Code” means title 11 of the United States Code.

     “Case Management Order” has the meaning given in the first paragraph hereof.

     “Claims Trading Notice Order” has the meaning given in Section 4(e).

     “Consenting Claimholder” has the meaning given in Section 3(c).

      “Covered Claims” means any claims within the meaning of section 101(5) of the Bankruptcy Code against one or more Debtors that is not a first priority claim, provided that

     (i) all debt instruments issued by an obligor (other than any of the Debtors) in a leveraged lease transaction involving the lease or sublease of aircraft to any of the Debtors (such transaction, a “Leveraged Lease Structure ”), and all ETCs, PTCs and/or EETCs issued solely in respect of a Leveraged Lease Structure (collectively, “Leveraged Lease Obligations”) generally shall not be treated as Covered Claims against the Debtors; provided, however, that holders of Leveraged Lease Obligations shall be treated as acquiring underlying Covered Claims against the Debtors if and when the holder or the Indenture Trustee or other Agent acting on behalf of the holder of such Leveraged Lease Obligations, as the case may be, has acquired underlying Covered Claims from the equity participant or lessor pursuant to a foreclosure, a voluntary or involuntary transfer or any other acquisition of collateral, and, after the occurrence of any such event, any holder of Covered Claims who becomes a Substantial Claimholder shall comply with the requirements of subsection (c) of Section 3; provided, further, however, that the initial grant (or subsequent transfer) of a security interest in Covered Claims shall not be treated as a foreclosure, a voluntary or involuntary transfer or any other acquisition for the above purpose;

     (ii) the amount of any claims arising from any lease that is treated as a lease for U.S. federal income tax purposes shall (except as otherwise agreed by the parties or fixed by order of the Court), solely for purposes of the Order, be considered equal to (A) the net present value of all future rent payments under such lease after September 14, 2005, discounted at a rate of 8%, minus (B) the net present value of all future rent payments under a hypothetical lease of the same term discounted at a rate of 8%. Solely for purposes of this Order the hypothetical lease payments shall be determined by multiplying the current market value for the type (and age) of aircraft and engines which are the subject of the lease as reported in the most recent paper or online edition of AVITAS as of the date of the proposed transfer by 0.67% (.0067) for monthly payments, by 2% (.02) for quarterly payments and by 4% (.04) for semi-annual payments;

     (iii) the amount of any claims secured by a mortgage (including any lease that is not treated as a lease for U.S. federal income tax purposes but excluding any mortgage that is held in an ETC, PTC or EETC structure) on an aircraft owned by a Debtor shall, solely for purposes of this Order, be considered equal to the amount of outstanding principal and accrued interest under such mortgage (or lease), minus the current market value reported for the specific type (and age) of the aircraft and engines that are the subject of the mortgage (or lease) in the most recent paper or online edition of AVITAS as of the date of the proposed transfer;

     (iv) in the case of all claims (including ETCs, PTCs and EETCs treated as Covered Claims in clause (i) above), other than those claims that are subject to clauses (ii) and (iii) immediately above, the amount of the applicable claim shall be the unsecured portion of such claim, if any. In connection with the foregoing, if a holder of a claim is uncertain as to the extent to which such claim is unsecured, such holder and serve upon the Debtors and Debtors’ counsel, written notice of the requesting holder’s uncertainty along with a description of the underlying claim; and within ten (10) calendar days after actual receipt of such notice, the Debtors shall, in consultation with the requesting holder, reasonably determine, solely for purposes of this Order, the unsecured portion of the applicable claim at such time;

     (v) if a holder of claims is uncertain as to whether it is a holder of ETCs, PTCs and/or EETCs issued solely in a Leveraged Lease Structure or issued in a non-Leveraged Lease Structure, such holder may serve upon the Debtors and Debtors’ counsel, written notice of the requesting holder’s uncertainty along with a description of the underlying claim; and within ten (10) calendar days after actual receipt of such notice, the Debtors shall inform the applicable holder as to whether the ETCs, PTCs and/or EETCs were issued in a Leveraged Lease Structure or in a non-Leveraged Lease Structure; and

     (vi) if a holder of claims is uncertain as to the extent to which this Order applies to it, it may, if it chooses, consult counsel to the Creditors’ Committee. For purposes of clauses (iv) and (v), the Debtors’ determination is not binding on the holders and shall not preclude a holder from seeking a determination from the Court.

     “Creditors’ Committee” means the official committee of unsecured creditors that has been appointed in these cases.

     “Debtors” has the meaning given in the first paragraph hereof.

     “Debt Securities” has the meaning given in Section 10.

     “Disclosure Statement” means a disclosure statement filed with the Court relating to a proposed plan of reorganization for the Debtors under chapter 11.

     “EETCs” has the meaning given in Section 10.

     “Effective Time” means the time of effectiveness of the Interim Trading Order.

     “Entity” means a person or entity for purposes of the rules under section 382 of the Internal Revenue Code.

     “Equity Committee” means a statutorily appointed Equityholders committee for one or more of the Debtors.

     “Equity Forfeiture Provision” has the meaning given in Section 6(b).

     “ETCs” has the meaning given in Section 10.

     “Forfeited Equity” has the meaning given in Section 6(b).

     “Hearing” has the meaning given in the first paragraph hereof.

     “Indenture Trustee” has the meaning given in Section 10.

     “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

     “Interim Trading Order” means the Revised Interim Order Pursuant to Sections 105(a) and 362 of the Bankruptcy Code Establishing Notification Procedures and Approving Restrictions on Certain Transfers of Claims Against and Interests in the Debtors’ Estates entered by the Court in connection with the above-captioned proceedings on September 16, 2005.

     “Leveraged Lease Obligations ” has the meaning given in the definition of Covered Claims in Section 11.

     “Leveraged Lease Structure” has the meaning given in the definition of Covered Claims in Section 11.

     “Motion” has the meaning given in the first paragraph hereof.

     “Newly Traded Covered Claims” means Covered Claims (i) of which an Entity acquired Tax Ownership after the date that was 18 months before the Petition Date; and (ii) that are not “ordinary course” claims, within the meaning of Treasury regulations section 1.382 -9(d)(2)(iv), of which the same Entity has always had Tax Ownership.

     “NOL” has the meaning given in first paragraph of the findings hereof.

     “Notice of Completed Sell Down” has the meaning given in Section 4(d).

     “Notice of Consent” has the meaning given in Section 3(c).

     “Notice of Presentment” has the meaning given in the first paragraph hereof.

     “Participation Restriction” has the meaning given in Section 3(b).

     “Petition Date” means September 14, 2005.

     “Potentially Substantial New Equityholder” has the meaning given in Section 4(b).

     “Preliminary Percentage” has the meaning given in Section 4(b).

     “Proposed Covered Claim Transaction Notice ” has the meaning given in Section 4(e).

     “Proposed Stock Transaction Notice” has the meaning given in Section 2.

      “Protected Amount” means the amount of Covered Claims of which an Entity has Tax Ownership at the Effective Time,

(i)	increased by (A) the amount of Covered Claims of which such Entity acquires Tax Ownership pursuant to contracts entered into before the Effective Time and (B) the amount of Covered Claims of which such Entity acquires Tax Ownership after the Effective Time pursuant to the exercise of rights under a secured debt instrument (including a voluntary foreclosure) of which such Entity has Tax Ownership before the Effective Time, minus the amount of Covered Claims of which such Entity disposes pursuant to contracts entered into before the Effective Time;

(ii)	increased by an amount of Covered Claims (the “Acquired Covered Claims”) of which such Entity (“Acquiror”) acquires Tax Ownership from another Entity (“Transferor”) if and only to the extent that Acquiror establishes by clear and convincing evidence, following the receipt of a Sell Down Notice, that:

A.Transferor is bound by a written agreement to reduce itsProtected Amount by an amount equal to the increase in Acquiror’s Protected Amount pursuant to this clause (ii) (the “Additional Protected Amount”),

B. if Transferor had retained Tax Ownership of the Acquired Covered Claims and any other Covered Claims of which it had Tax Ownership as of the date of transfer of the Acquired Covered Claims, (x) its Protected Amount would have been equal to or greater than the Additional Protected Amount, (y) the Acquired Covered Claims would have been Newly Traded Covered Claims as to Transferor, and (z) it would have been entitled under the terms of the 382(l)(5) Plan (after compliance with a Sell Down Notice properly applicable to it) to acquire Tax Ownership of five (5) percent or more of the equity of the reorganized Debtors, and

C. either (x) Acquiror has no Newly Traded Covered Claims that are part of its Protected Amount other than the Acquired Covered Claims and those acquired (whether or not from Transferor) in any previous transfers qualifying under this clause (ii), or (y) if Acquiror had not acquired the Acquired Covered Claims, it would have been entitled under the terms of the 382(l)(5) Plan (after application of a Sell Down Notice properly applicable to it) to acquire Tax Ownership of five (5) percent or more of the equity of the reorganized Debtors; and

(iii)	decreased by the amount of Covered Claims held by such Entity as of the Effective Time that are not Newly Traded Covered Claims in the hands of such Entity and that are subsequently disposed of by such Entity.

     “PTCs” has the meaning given in Section 10.

     “Reporting Notice” has the meaning given in Section 4(a).

      “Sell Down Notice” means a notice to a Potentially Substantial New

Equityholder requiring the Potentially Substantial New Equityholder to transfer Covered Claims in accordance with Sections 3 and 4.

     “Sell Down Order” has the meaning given in Section 4(b).

     “Stock” means the common stock of Delta Air Lines, Inc.

     “Substantial Claimholder” means an Entity that has Tax Ownership of an aggregate amount of Covered Claims measured where applicable by principal and accrued interest as of the Petition Date, that equals or exceeds the Threshold Amount (as determined from time to time).

     “Substantial Claimholder Notice” has the meaning given in Section 4(a).

     “Substantial Equityholder” means (i) an Entity that has Tax Ownership of at least 9.0 million shares of Stock and (ii) the Delta Family-Care Savings Plan, irrespective of the number of shares of Stock of which it has Tax Ownership.

     “Substantial Equityholder Notice” has the meaning given in Section 1.

     “Tax Ownership” means beneficial ownership of a Covered Claim or of Stock as determined in accordance with applicable rules under section 382 and, to the extent provided in those rules shall include, but not be limited to, direct and indirect ownership (e.g., a holding company would be considered to have Tax Ownership of all shares owned or acquired by its 100% owned subsidiaries), ownership by members of a person’s family and persons acting in concert and, in certain cases, the creation or issuance of an option (in any form). Any variation of the term Tax Ownership shall have the same meaning and an “option” to acquire stock or claims shall include any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. Tax Ownership of Covered Claims shall be determined as if such Covered Claims were stock of the Debtors.

     “Threshold Amount” means, as an initial matter, $200 million. The Debtors will periodically review the definition of the Threshold Amount, in consultation with the Creditors’ Committee, with a view to ensuring the reasonableness thereof, but in no event shall the Threshold Amount be decreased with retroactive effect. Any changes to the definition of the term Threshold

     Amount will be filed with the Court and served and published in the manner described in Section 8.

      ORDERED that nothing contained in this Order shall prohibit or in any manner limit a collateral assignee of a claim against the Debtors or a holder of a security interest or lien on a claim against the Debtors arising in respect of property covered by Section 1110 of the Bankruptcy Code from enforcing its rights as such collateral assignee or holder of a security interest or lien or foreclosing such security interest or lien; and it is further

      ORDERED that, with respect to equipment described in Section 1110 of the Bankruptcy Code, except as provided in such section, nothing contained in this Order shall prohibit or in any manner limit or otherwise affect the rights of a secured party or a lessor or a conditional vendor under the Bankruptcy Code, including, but not limited to Section 1110; and it is further

     ORDERED that, the relief provided in this Order is in addition to, and not in lieu of, any and all other rights and remedies available to the Debtors.

Dated:	December 19, 2005
New York, New York

/s/ Prudence Carter Beatty

Prudence Carter Beatty
United States Bankruptcy Judge

Exhibit A-1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x
:
In re:	:
	:	Chapter 11 Case No.
:
DELTA AIR LINES, INC., et al.,	:	05-17923 (PCB)
:
	:	(Jointly Administered)
Debtors.	:
:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x

SUBSTANTIAL EQUITYHOLDER NOTICE

     PLEASE TAKE NOTICE that, as of ___________________, 200[ ], [Name] has Tax Ownership1 of _____________ shares of the common stock of Delta Air Lines, Inc. (the “Stock”).

     PLEASE TAKE FURTHER NOTICE that pursuant to the Order, this Notice is being served upon (i) Delta Air Lines Inc., P.O. Box 45852, Atlanta, GA 30320-5852, Attn: Vice President—Corporate Tax and (ii) Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Facsimile No. 212-450-6539, Attn: Wendy Unglaub, Esq., and (iii) Akin Gump Strauss Hauer & Feld LLP, 590 Madison Avenue, New York, NY 10022, Facsimile No. 212-872-1002, Attn: David Botter, Esq.

Respectfully submitted,

[Name]

[Address]
[Telephone]
[Facsimile]

Dated:_____________ ____, 200[ ]

1 Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Order Establishing Notification Procedures and Approving Restrictions on Certain Transfers of Claims Against and Interests in the Debtors’ Estates dated December [ ], 2005 (the “Order”).

Exhibit A-2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x
:
In re:	:
	:	Chapter 11 Case No.
:
DELTA AIR LINES, INC., et al.,	:	05-17923 (PCB)
:
	:	(Jointly Administered)
Debtors.	:
:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x

NOTICE OF INTENT TO PURCHASE, ACQUIRE OR OTHERWISE
OBTAIN TAX OWNERSHIP OF STOCK

     PLEASE TAKE NOTICE that [Name] intends to purchase, acquire or otherwise obtain Tax Ownership of _____________ shares of the common stock of Delta Air Lines, Inc. (the “Proposed Transaction” and the “Stock”).1

     PLEASE TAKE FURTHER NOTICE that, prior to giving effect to the Proposed Transaction, [Name] has Tax Ownership of _____________ shares of the Stock.

     PLEASE TAKE FURTHER NOTICE that, after giving effect to the Proposed Transaction, [Name] would have Tax Ownership of ______________ shares of the Stock.

     PLEASE TAKE FURTHER NOTICE that this notice is being served upon (i) Delta Air Lines Inc., P.O. Box 45852, Atlanta, GA 30320-5852, Attn: Vice President—Corporate Tax and (ii) Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Facsimile No. 212-450-6539, Attn: Wendy Unglaub, Esq., and (iii) Akin Gump Strauss Hauer & Feld LLP, 590 Madison Avenue, New York, NY 10022, Facsimile No. 212-872-1002, Attn: David Botter, Esq.

     [Name] further acknowledges and agrees that (i) if the Debtors do not provide written approval of the Proposed Transaction within fifteen (15) calendar days of the date of this notice, the Proposed Transaction may not be consummated unless approved by a final and nonappealable order of the Court (ii) any transaction purportedly consummated in violation of the Order will be void ab initio and will result in the imposition of sanctions as provided in the Order, and (iii) any further transactions contemplated by [Name] that may result in [Name] purchasing, acquiring or otherwise

1 Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Order Establishing Notification Procedures and Approving Restrictions on Certain Transfers of Claims Against and Interests in the Debtors’ Estates dated December [ ], 2005 (the “Order”).

2

obtaining Tax Ownership of additional Stock will each require an additional notice be filed with the Bankruptcy Court and served in the same manner as this Notice.

Respectfully submitted,

[Name]

[Address]
[Telephone]
[Facsimile]

Dated: ________________ ___, 200[ ]

3

Exhibit A-3

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x
:
In re:	:
	:	Chapter 11 Case No.
:
DELTA AIR LINES, INC., et al.,	:	05-17923 (PCB)
:
	:	(Jointly Administered)
Debtors.	:
:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x

NOTICE OF INTENT TO SELL, EXCHANGE OR OTHERWISE
DISPOSE OF TAX OWNERSHIP OF STOCK

     PLEASE TAKE NOTICE that [Name] intends to sell, exchange or otherwise dispose of Tax Ownership of _____________ shares of the common stock of Delta Air Lines, Inc. (the “Proposed Transaction” and the “Stock”).1

     PLEASE TAKE FURTHER NOTICE that, before giving effect to the Proposed Transaction, [Name] has Tax Ownership of _____________ shares of the Stock.

     PLEASE TAKE FURTHER NOTICE that, after giving effect to the Proposed Transaction, [Name] would have Tax Ownership of _____________ shares of the Stock.

     PLEASE TAKE FURTHER NOTICE that this notice is being served upon (i) Delta Air Lines Inc., P.O. Box 45852, Atlanta, GA 30320-5852, Attn: Vice President—Corporate Tax, (ii) Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Facsimile No. 212-450-6539, Attn: Wendy Unglaub, Esq., and (iii) Akin Gump Strauss Hauer & Feld LLP, 590 Madison Avenue, New York, NY 10022, Facsimile No. 212-872-1002, Attn: David Botter, Esq.

     [Name] further acknowledges and agrees that (i) if the Debtors do not provide written approval of the Proposed Transaction within fifteen (15) calendar days of the date of this notice, the Proposed Transaction may not be consummated unless approved by a final and nonappealable order of the Court (ii) any transaction purportedly consummated in violation of the Order will be void ab initio and will result in the imposition of sanctions as provided in the Order, and (iii) any further transactions contemplated by [Name] that may result in [Name] selling, exchanging or otherwise

1 Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Order Establishing Notification Procedures and Approving Restrictions on Certain Transfers of Claims Against and Interests in the Debtors’ Estates dated December [ ], 2005 (the “Order”).

4

disposing of Tax Ownership of additional Stock will each require an additional notice be filed with the Court to be served in the same manner as this notice.

Respectfully submitted,

[Name]

[Address]
[Telephone]
[Facsimile]

Dated: _______________ ___, 200[ ]

5

Exhibit B-1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x
:
In re:	:
	:	Chapter 11 Case No.
:
DELTA AIR LINES, INC., et al.,	:	05-17923 (PCB)
:
	:	(Jointly Administered)
Debtors.	:
:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x

NOTICE OF CONSENT

     PLEASE TAKE NOTICE that [Name] (i) has read the Order Establishing Notification Procedures and Approving Restrictions on Certain Transfers of Claims Against and Interests in the Debtors’ Estates (the “Order”),1 (ii) consulted with counsel as [Name] deems appropriate, (iii) understands the Participation Restriction, (iv) acknowledges that [Name] may be required to sell Covered Claims or to refrain from purchasing Covered Claims pursuant to the procedures set out in Section 4 of the Order, and (v) agrees to fully and timely comply with the procedures set out in Section 4, including sending a Notice of Completed Sell Down, and (vi) accepts that failure to comply with the obligations and procedures set out in Section 4 of the Order could subject [Name] to the Equity Forfeiture Provisions.

     PLEASE TAKE FURTHER NOTICE that this notice is being served upon Akin Gump Strauss Hauer & Feld LLP, 590 Madison Avenue, New York, NY 10022, Facsimile No. 212-872-1002, Attn: David Botter, Esq.; provided, however, that if this Notice is served after the time that the Debtors have filed a Reporting Notice with the Court pursuant to Section 4(a) of the Order, this Notice is also being served upon (i) Delta Air Lines Inc., P.O. Box 45852, Atlanta, GA 30320-5852, Attn: Vice President—Corporate Tax, and (ii) Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Facsimile No. 212-450-6539, Attn: Wendy Unglaub, Esq.

     PLEASE TAKE FURTHER NOTICE that this Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

1 Unless otherwis e defined herein, each capitalized term shall have the meaning ascribed to it in the Order.

6

[Name]

By:

Name
Title

[Address]
[Telephone]
[Facsimile]

Dated: ______________ _____, 200[ ]

7

Exhibit B-2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x
:
In re:	:
	:	Chapter 11 Case No.
:
DELTA AIR LINES, INC., et al.,	:	05-17923 (PCB)
:
	:	(Jointly Administered)
Debtors.	:
:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x

SUBSTANTIAL CLAIMHOLDER NOTICE

     PLEASE TAKE NOTICE that [Name] has Tax Ownership of an aggregate amount of Covered Claims that equals or exceeds the Threshold Amount,1 measured, where appropriate, by principal and accrued interest as of the Petition Date. As of _________________ , 200[ ] [Name] has Tax Ownership of the following Covered Claims:

Debtor	Description of Covered Claim	Amount of Covered Claim	Directly Owned (Ö)

     PLEASE TAKE FURTHER NOTICE that [Name] has Tax Ownership of the following Debt Securities described in Section 10 of the Order that are not, as of the date hereof, treated as Covered Claims:

Debtor	Description of Covered Claim	Amount of Covered Claim	Directly Owned (Ö)

1 Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Order Establishing Notification Procedures and Approving Restrictions on Certain Transfers of Claims Against and Interests in the Debtors’ Estates dated December [ ], 2005 (the “Order”).

8

     PLEASE TAKE FURTHER NOTICE that, this notice is being served upon (i) Delta Air Lines Inc., P.O. Box 45852, Atlanta, GA 30320-5852, Attn: Vice President—Corporate Tax and (ii) Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Facsimile No. 212-450-6539, Attn: Wendy Unglaub, Esq., and (iii) Akin Gump Strauss Hauer & Feld LLP, 590 Madison Avenue, New York, NY 10022, Facsimile No. 212-872-1002, Attn: David Botter, Esq.

     This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

[Name]

[Address]
[Telephone]
[Facsimile]

Dated: ________________ ___, 200[ ]

9

Exhibit B-3

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x
:
In re:	:
	:	Chapter 11 Case No.
:
DELTA AIR LINES, INC., et al.,	:	05-17923 (PCB)
:
	:	(Jointly Administered)
Debtors.	:
:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x

NOTICE OF COMPLETED SELL DOWN

     PLEASE TAKE NOTICE that [Name] has transferred Tax Ownership1 of Covered Claims as required by the final Sell Down Notice applicable to it (the “Sell Down”).

     PLEASE TAKE FURTHER NOTICE that, after giving effect to the Sell Down, [Name] has Tax Ownership of Covered Claims, as set forth below:

Debtor	Description of Covered Claim	Amount of Covered Claim	Directly Owned (Ö)

     PLEASE TAKE FURTHER NOTICE that, this Notice is being served upon (i) Delta Air Lines Inc., P.O. Box 45852, Atlanta, GA 30320-5852, Attn: Vice President—Corporate Tax and (ii) Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Facsimile No. 212-450-6539, Attn: Wendy Unglaub, Esq., and (iii) Akin Gump Strauss Hauer & Feld LLP, 590 Madison Avenue, New York, NY 10022, Attn: David Botter, Esq.

     PLEASE TAKE FURTHER NOTICE that [Name] acknowledges and agrees that, pursuant to the Order, (i) any further transactions contemplated by [Name] that result in [Name’s] purchasing, acquiring or otherwise obtaining Tax Ownership of

1 Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Order Establishing Notification Procedures and Approving Restrictions on Certain Transfers of Claims Against and Interests in the Debtors’ Estates dated December [ ], 2005 (the “Order”).

10

additional Covered Claims may be prohibited, and (ii) failure to comply with the obligations and procedures set out in Section 4 of the Order could subject [Name] to the Equity Forfeiture Provisions.

     This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

[Name]

[Address]
[Telephone]
[Facsimile]

Dated: _______________ __, 200[ ]

11

Exhibit B-4

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x
:
In re:	:
	:	Chapter 11 Case No.
:
DELTA AIR LINES, INC., et al.,	:	05-17923 (PCB)
:
	:	(Jointly Administered)
Debtors.	:
:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x

PROPOSED COVERED CLAIM TRANSACTION NOTICE

     PLEASE TAKE NOTICE that [Name] intends to purchase, acquire or otherwise obtain Tax Ownership of $____________ of Covered Claims (the “Proposed Transaction”), as set forth below:

Debtor	Description of Covered Claim	Amount of Covered Claim	Directly Owned (Ö)

     PLEASE TAKE FURTHER NOTICE that, before giving effect to the Proposed Transaction, [Name] has Tax Ownership of $____________of Covered Claims, as set forth below:

Debtor	Description of Covered Claim	Amount of Covered Claim	Directly Owned (Ö)

     PLEASE TAKE FURTHER NOTICE that, after giving effect to the Proposed Transaction, [Name] would have Tax Ownership of $____________ of Covered Claims.

12

     PLEASE TAKE FURTHER NOTICE that [Name] has Tax Ownership of the following Debt Securities described in Section 10 of the Order that are not, as of the date hereof, treated as Covered Claims:

Debtor	Description of Covered Claim	Amount of Covered Claim	Directly Owned (Ö)

     PLEASE TAKE FURTHER NOTICE that, this Notice is being served upon (i) Delta Air Lines Inc., P.O. Box 45852, Atlanta, GA 30320-5852, Attn: Vice President—Corporate Tax and (ii) Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Facsimile No. 212-450-6539, Attn: Wendy Unglaub, Esq., and (iii) Akin Gump Strauss Hauer & Feld LLP, 590 Madison Avenue, New York, NY 10022, Facsimile No. 212-872-1002, Attn: David Botter, Esq.

     [Name] further acknowledges and agrees that (i) if the Debtors do not provide written approval of the Proposed Transaction within fifteen (15) calendar days of the date of this notice, the Proposed Transaction may not be consummated unless approved by a final and nonappealable order of the Court, and (ii) that any unapproved acquisition of Covered Claims may result in [name’s] being subject to the Equity Forfeiture Provisions, and (iii) any further transactions contemplated by [Name] that may result in [Name] purchasing, acquiring or otherwise obtaining Tax Ownership of additional Covered Claims may require an additional notice with the Bankruptcy Court to be served in the same manner as this Notice.

     This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

[Name]

[Address]
[Telephone]
[Facsimile]

Dated: ________________ ___, 200[ ]

13

Exhibit C

PUBLICATION NOTICE

Court Enters Order Restricting Trading in Equity and Debt of Delta Air Lines, Inc. and affiliates.

The United States Bankruptcy Court for the Southern District of New York has entered an order that imposes substantial restrictions on trading in equity interests in and debt claims against Delta Air Lines, Inc. and affiliates. A copy of the order may be found at the following internet address: [__________]; questions regarding the order may be directed to representatives of the debtors at the following telephone number: [__________]. The case number for the bankruptcy action is 05-17923 (PCB).